UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                November 26, 2007
                Date of Report (Date of earliest event reported)

                     -------------------------------------

                          THE GREAT ATLANTIC & PACIFIC
                                TEA COMPANY, INC.
             (Exact name of registrant as specified in its charter)

         Maryland                            1-4141                13-1890974
(State or other jurisdiction of     (Commission file number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)

                                Two Paragon Drive
                           Montvale, New Jersey 07645
                    (Address of principal executive offices)

                                 (201) 573-9700
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)
__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)
__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d- 2(b))
__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))
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Item 8.01     Other Events

On November 26, 2007, The Great Atlantic & Pacific Tea Company, Inc. (the "Company"), issued a press release announcing that in connection with financing of the acquisition of Pathmark Stores, Inc., it has sold all of its 11,726,645 shares of Metro Inc. A copy of the press release is attached hereto as Exhibit 99.1.



(c) Exhibits. The following exhibit is filed herewith:

              Exhibit No.              Description
                                       ----------------------------------------

                  99.1                 Press Release dated November 26, 2007

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   November 26, 2007


                        THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.


                        By:    /s/ Allan Richards
                        -------------------------
                        Allan Richards, Senior Vice President, Human Resources, Labor Relations, Legal Services & Secretary

Exhibit 99.1


                                                              Investor contact:
                                     William J. Moss, Vice President, Treasurer
                                                                 (201) 571-4019
                                                                 Press contact:
                              Richard De Santa, Senior Director, Communications
                                                                 (201) 571-4495



               THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.
                  ANNOUNCES SUCCESSFUL SALE OF METRO STAKE

MONTVALE, N.J. (November 26, 2007) -- The Great Atlantic & Pacific Tea Company, Inc., Montvale, N.J. (A&P) (NYSE:GAP) said today that in connection with financing of the acquisition of Pathmark Stores, Inc., it has sold all of its 11,726,645 shares of Metro Inc. (Montreal, Canada), of which, 1,500,000 shares will be acquired by Metro Inc. Gross proceeds from the sale of the shares will approximate US $347 million.




Founded in 1859, A&P is one of the nation's first supermarket chains. A&P operates 410 stores in nine states and the District of Columbia under the following trade names: A&P, Waldbaum's, The Food Emporium, Super Foodmart, Super Fresh, and Food Basics. Additional information about A&P may be found at its web site, www.aptea.com.